UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003

Analogic Corporation
(Exact name of registrant as specified in charter)

Massachusetts	0-6715	04-2454372
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

8 Centennial Drive Peabody, MA	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 977-3000
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On October 15, 2003, Analogic Corporation announced its financial results for the fiscal year and quarter ended July 31, 2003, along with its intention to restate its financial statements for the fiscal years ended July 31, 2001 and 2002 and the first three quarters of the fiscal year ended July 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003	ANALOGIC CORPORATION

	By:	/s/ JOHN J. MILLERICK
Name: John J. Millerick Title: Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 15, 2003